UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2004

MAGMA DESIGN AUTOMATION, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

000-33213	77-0454924
(Commission File Number)	(I.R.S. Employer Identification Number)

5460 Bayfront Plaza, Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(408) 565-7500

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

On April 29, 2004, Magma Design Automation, Inc. (“Magma”) completed its acquisition of Mojave, Inc., a Delaware corporation (“Mojave”), a privately held developer of advanced technology for integrated circuit manufacturability and verification, pursuant to an Agreement and Plan of Reorganization dated as of February 23, 2004 by and among Magma, two wholly-owned subsidiaries of Magma, Motorcar Acquisition Corp. (“Car Merger Sub”) and Auto Acquisition Corp. (“Auto Merger Sub”), Mojave and Vivek Raghavan, as Representative (the “Reorganization Agreement”). Pursuant to the Reorganization Agreement, Car Merger Sub merged with and into Mojave and subsequently, Mojave merged with and into Auto Merger Sub with Auto Merger Sub continuing as the surviving corporation and wholly-owned subsidiary of Magma (the “Merger”). This amended current report on Form 8-K amends the Form 8-K filed on May 14, 2004 and is filed to provide financial information with respect to the Merger required by Item 7.

(a) Financial statements of business acquired

The following financial statements of Mojave, together with the report thereon signed by PricewaterhouseCoopers LLP, are filed as Exhibit 99.2 to this report:

•	Balance Sheet as of December 31, 2003.

•	Statements of Operations for the year ended December 31, 2003 and the cumulative period from August 19, 2002 (date of inception) to December 31, 2003.

•	Statements of Redeemable Convertible Preferred Stock and Stockholders’ Deficit for the year ended December 31, 2003 and the cumulative period from August 19, 2002 (date of inception) to December 31, 2003.

•	Statements of Cash Flows for the year ended December 31, 2003 and the cumulative period from August 19, 2002 (date of inception) to December 31, 2003.

•	Notes to Financial Statements.

(b) Pro forma condensed combined financial information

The following unaudited pro forma condensed combined financial information is filed as Exhibit 99.3 to this report:

•	Unaudited Pro Forma Balance Sheet as of December 31, 2003.

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2003.

•	Notes to the Unaudited Condensed Combined Financial Statements.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of February 23, 2004, by and among Magma Design Automation, Inc., Motorcar Acquisition Corp., Auto Acquisition Corp., Mojave, Inc. and Vivek Raghavan, as Representative* (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 14, 2004 (File No. 000-33213)).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press release dated April 29, 2004 announcing the consummation of the acquisition of Mojave, Inc. (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 14, 2004 (File No. 000-33213)).

99.2	Mojave, Inc. Historical Financial Statements.

99.3	Unaudited Pro Forma Condensed Combined Financial Information

*	Confidential treatment has been requested for portions of this exhibit, which portions have been omitted from this Form 8-K filing and have been filed separately with the Securities and Exchange Commission.

Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules to Exhibit 2.1 have been omitted, but will be furnished supplementally to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGMA DESIGN AUTOMATION, INC.

Dated: July 13, 2004	By:	/s/ Gregory C. Walker
Gregory C. Walker
Senior Vice President—Finance and Chief Financial Officer
(Duly Authorized Signatory)